                                                                EXHIBIT 10.20


                                            Name:
                                            Address: c/o DeCrane Holdings Co.
                                            2361 Rosecrans Avenue
                                            Suite 180 E1
                                            El Segundo, CA 90245

                        DeCRANE AIRCRAFT HOLDINGS, INC.

                              STOCK PURCHASE PLAN


     DeCrane Holdings Co. (the "Company") has adopted a management stock purchase plan ("Stock Purchase Plan") providing for the purchase of shares of common stock of the Company as incentive compensation to designated executive personnel and other key employees of the Company and its subsidiaries, with a portion of the purchase price to be loaned to the participants by the Company's subsidiary DeCrane Aircraft Holdings, Inc., available to persons and in amounts determined by the compensation committee of the Board from time to time, employing the attached forms of Subscription Agreement and Promissory Note and Pledge to be entered into by individual participants.

     The compensation committee of the Board has approved a one-time offer of loans under that plan, for the purchase of up to 173,913 shares in the aggregate (calculated on the basis of $4,000,000 divided by $23.00 per share) at the price of $23.00 per share.

                           FORM OF SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT (this "AGREEMENT") dated as of __________, 19__, by and among DeCrane Holdings Co., a Delaware corporation (the "COMPANY" and ___________ (the "INVESTOR").

     WHEREAS, the Investor desires to subscribe for, and the Company desires to issue to the Investor, the number of shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company set forth on Exhibit A hereto (such shares of Common Stock to be subscribed for by the Investor and issued to the Investor by the Company, the "SHARES").

     NOW, THEREFORE, IT IS AGREED:


                  ARTICLE I ISSUANCE OF SHARES; CONSIDERATION


     Section 1.01. ISSUANCE OF SHARES. Upon the terms set forth in this Agreement, the Company hereby agrees to issue to the Investor, and the Investor hereby subscribes for, the Shares.

     Section 1.02. SUBSCRIPTION. In consideration for the issuance by the Company of the Shares, the Investor shall:

          (a) pay to the Company, by wire transfer of immediately available funds to an account specified by the Company, an amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto; and

          (b) execute and deliver to the Company a Promissory Note and Pledge Agreement (the "PROMISSORY NOTE AND PLEDGE") in the form of Exhibit C hereto in a principal amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto.

     Section 1.03. INVESTORS' AGREEMENT. As a condition to the issuance of the Shares, the Investor shall execute and deliver to the Company an agreement in the form of Exhibit B hereto, pursuant to which the Investor agrees to be bound by the terms of the Amended and Restated Investors' Agreement, dated as of October

2, 1998, by and among the Company and the stockholders of the Company named therein (the "DLJ ENTITIES").


                                      ARTICLE II
                            REPRESENTATIONS OF THE COMPANY


     Section 2.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all corporate power to own its properties and to carry on its business as now conducted.

     Section 2.02. AUTHORITY AND APPROVAL. The execution and delivery of this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Section 2.03. SHARES. When issued to the Investor in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

     Section 2.04. CAPITALIZATION. The authorized capital stock of the Company (prior to giving effect to the issuance of the Shares) consists of (i) 3,500,000 shares of Common Stock, of which 2,826,087 shares are issued and outstanding as of the date hereof, and (ii) 2,500,000 shares of Preferred Stock, of which 340,000 shares are issued and outstanding as of the date hereof. Except for (i) the Preferred Stock, and (ii) warrants to purchase an aggregate of 155,000 shares of Common Stock issued to the DLJ Entities on October 2, 1998 and warrants to purchase an aggregate of 155,000 shares of Common Stock issued in connection with the Company's 12% Senior Subordinated Notes due 2008 on October 5, 1998, there are no outstanding securities convertible into or exchangeable for the capital stock of the Company and no outstanding options, rights or warrants to purchase or subscribe for any shares of the capital stock of the Company.

                                     ARTICLE III
                           REPRESENTATIONS OF THE INVESTOR


     Section 3.01. AUTHORIZATION. The Investor has full power and authority to enter into this Agreement and the Promissory Note and Pledge and to perform his obligations hereunder and thereunder.

     Section 3.02. ENFORCEABILITY. Each of this Agreement and the Promissory Note and Pledge has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Section 3.03. PRIVATE PLACEMENT. (a) The Investor understands that the offering and sale of the Shares to the Investor as contemplated hereby is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 ACT") pursuant to Regulation D and Section 4(2) thereunder.

          (b) The Shares to be acquired by the Investor pursuant to this Agreement are being acquired for his own account for investment and without a view to the public distribution of the Shares or any interest therein. The Investor understands that the Shares may not be transferred or sold unless registered under the 1933 Act or an exemption from such registration becomes available.

          (c) The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Shares and the Investor is capable of bearing the economic risks of such investment, including a complete loss of his investment in the Shares.

          (d) The Investor has been given the opportunity to ask questions of and receive answers from the Company concerning the Company, the Shares and other related matters. The Investor further represents and warrants to the Company that he has been furnished with all information he deems necessary or desirable to evaluate the merits and risks of the acquisition of the Shares and that the Company has made available to the Investor or his agents all documents and information relating to an investment in the Shares requested by or on behalf of the Investor. In evaluating the suitability of an investment in the Shares, the Investor has not relied upon any other representations or other information (other than as contemplated by the preceding sentences) whether oral or written made by or on behalf of the Company.

          (e) The Investor is an "Accredited Investor" as such term is defined in Regulation D under the 1933 Act.

                                      ARTICLE IV
                                    MISCELLANEOUS

     Section 4.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission to the recipient's then current facsimile number) and shall be given, if to the Investor, to the address set forth on the signature page, and if to the Company, to:

                             DeCrane Holdings Co.
                             2361 Rosecrans Avenue
                             Suite 180
                             El Segundo, Ca 90245
                             Attn: R. Jack DeCrane
                             Fax: (310) 643-0746


     Section 4.02. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended modified, supplemented or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     Section 4.03. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

     Section 4.05. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 4.06. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     Section 4.07. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     Section 4.08. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, the Investor has executed this Agreement and the Company has caused its corporate name to be hereunto subscribed by its officers thereunto duly authorized, all as of the day and year first above written.



                                   DECRANE HOLDINGS CO.


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:



                                   INVESTOR

                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:

                                      Address:

                                      Fax:

                                                                       EXHIBIT A

--------------------------------------------------------------------------------
                                        NUMBER OF             AMOUNT OF
                                        SHARES OF         SUBSCRIPTION PRICE
                                     SUBSCRIBED FOR
--------------------------------------------------------------------------------
COMMON STOCK                                -               $ -
--------------------------------------------------------------------------------

                                                                       EXHIBIT B



                            FORM OF AGREEMENT TO BE BOUND


                             ______________, 19__




To the Parties to the Amended and Restated Investors'
Agreement dated as of October 2, 1998

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Investors' Agreement dated as of October 2, 1998 (the "INVESTORS' AGREEMENT") among DeCrane Holdings Co. and the other Persons listed on the signature pages thereof and each other Person who has or shall become a party to the Investors' Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Investors' Agreement.

     In consideration of the covenants and agreements contained in the Investors' Agreement, the undersigned hereby confirms and agrees that it shall be bound as a "Stockholder" by all of the provisions thereof.

     This letter shall be construed and enforced in accordance with the internal laws of the State of Delaware.


                                                  Very truly yours,

                       FORM OF PROMISSORY NOTE AND PLEDGE


                                                       New York, New York
                                                       ____________, 19__


     For value received, _________________ (the "INVESTOR") promises to pay to the order of DeCrane Holdings Co., a Delaware corporation (the "COMPANY", also referred to herein as the "LENDER"). $__________ (the "LOAN") the principal amount of which will be repayable in full on the eighth anniversary of the date hereof (the "PAYMENT DATE") subject to prepayment as set forth below; PROVIDED that if at any time the Investor disposes of any shares of Common Stock, par value $0.01 per share, of the Company (the "COMMON SHARES") pledged hereunder, the proceeds of any such sale shall be used by the Investor as follows: first to pay any accrued but unpaid interest on the Loan, and second to repay the principal amount of the Loan (or portion thereof), promptly upon receipt of such proceeds. The Investor promises to pay on the Payment Date, all accrued and unpaid interest on the Loan on such date as well as all outstanding principal on such date. Interest will accrue on the outstanding principal amount of the Loan, and will be compounded annually, at a rate equal to the applicable federal rate as published by the Treasury Department of the United States of America on October ___, 1998. All payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of the Company c/o DLJ Merchant Banking Partners IL, L.P., 277 Park Avenue, New York, New York 10172, or as otherwise notified to the Investor by the Company. The Investor may pay the Loan without penalty in whole at any time, or from time to time in part, by paying the principal amount to be paid at such time, together with all accrued interest to the date of payment.

     To secure payment of the principal of and all interest on the Loan, the Investor hereby assigns, pledges and grants to DLJ Merchant Banking II, Inc. (the "AGENT") for the ratable benefit of the Lender a security interest in and, to the extent not previously delivered, delivers to the Agent (i) - Common Shares acquired by the Investor from the Company as of the date hereof and all other shares of capital stock acquired by the Investor from the Lender (collectively, the "PLEDGED SHARES"), (ii) all rights and privileges with respect to the Pledged Shares, (iii) all income and profits thereon, (iv) all dividends, payments and other distributions with respect thereto, and (v) all proceeds thereof and substitutions therefor other than any cash income, profits, dividends, payments, distributions or proceeds so long as the Investor is not in default hereunder (collectively, the "COLLATERAL"). The Investor is delivering to the Agent certificates representing the Shares in pledge hereunder.

     The Company's recourse under this Promissory Note and Pledge is limited solely to the Collateral.

     Certificates evidencing the Pledged Shares shall remain in the physical custody of the Agent at all times until the Investor has made payment in full of all principal of and interest on the Loan, except for transfers permitted hereunder so long as the proceeds of such sale are applied as provided herein and, in its reasonable discretion, the Agent determines that the remaining Collateral is sufficient.

     This Promissory Note and Pledge constitutes a security agreement for purposes of the Uniform Commercial Code in all relevant jurisdictions. Upon the nonpayment of principal or interest when due hereunder or under any other note issued in connection with any other Loan (a "DEFAULT"), the Agent (i) may, by notice to the Investor, declare the Loan (together with accrued and unpaid interest thereon) to be, and the Loan shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Investor, and (ii) shall have all the rights and remedies of a secured party provided in the Uniform Commercial Code in force in New York.

     The Pledged Shares are granted as security only and shall not subject the Agent or the Company to, or in any way affect or modify, any obligation or liability of the Investor with respect to any of its Collateral or any transaction in connection therewith.

     The Investor agrees that it will, at the Company's expense and in such manner and from as the Agent may reasonably require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect or validate any security interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Investor hereby authorizes the Agent to execute and file, in the name of the Investor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Promissory Note and Pledge or of a financing statement relating to this Promissory Note and Pledge) which the Agent in its sole discretion may deem necessary or appropriate to further perfect its security interest in the Collateral.

     To the extent a Default shall have occurred and be continuing, the Agent may cause any or all of the Pledged Shares to be transferred of record into the name of the Agent or its nominee. The Investor will promptly give to the Agent copies of any notices or other communications received by him with respect to Pledged Shares registered in the name of the Investor, and the Agent will promptly give to the Investor copies of any notices and communications received by the Agent with respect to Pledged Shares registered in the name of the Agent or its nominee.

     If a Default shall have occurred and be continuing, the Agent shall have the right to receive and to retain as Collateral hereunder for the benefit of the Company all dividends, interest and other payments and distributions made upon or with respect to the Collateral, and the Investor shall take all such action as the Agent may deem necessary or appropriate to give effect to such right.

     Unless a Default shall have occurred and be continuing, the Investor shall have the right, from time to time, to receive and retain all cash dividends, interest and other payments and distributions made upon or with respect to the Collateral and to vote and to give consents, ratifications and waivers with respect to the Pledged Shares, and the Agent shall deliver to the Investor such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Shares which are registered in the name of the Agent or its nominee as the Investor shall request.

     If a Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and the Investor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Shares with the same force and effect as if the Agent were the absolute and sole owner thereof.

     The Investor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Investor, the Agent or otherwise, for the sole use and benefit of the Agent, but at the expense of the Agent, to the extent permitted by law, to exercise, at any time and from time to time while a Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due to become due upon or by virtue thereof;

        (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

       (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof; and

        (iv) to extent the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Agent shall give the Investor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Agent and the Investor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

     The Investor covenants and agrees that in the event that any of the Collateral shall become subject to any lien or security interest other than the liens and security interests in favor of the Agent created hereunder, or the lien on and security interest in the Collateral in favor of the Agent shall cease to be a first priority perfected security interest in and lien on any of such Collateral except pursuant to a release herein contemplated, the Investor will promptly take whatever reasonable action may be necessary to release such other liens or security interests or to restore the Agent's lien on and security interest in the Collateral as a first priority perfected security interest or lien, as the case may be. The Investor acknowledges that money damages would not be a sufficient remedy for the breach of the Investor's covenant in this paragraph and that, in addition to all other remedies that may be available, the Agent shall be entitled to specific performance as a remedy for any such breach.

     The Investor agrees that it will forthwith upon demand pay to the Agent and the Company, as the case may be, the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Agent or the Company may incur in connection with (w) the enforcement of this Promissory Note and Pledge, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any security interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Agent of any of the rights conferred upon its hereunder or (z) any Default; PROVIDED, HOWEVER, that in no event shall the total amount collected pursuant to this paragraph exceed the value of the Collateral.

     For the purpose of this Promissory Note and Pledge, notices and all other communications provided for in this Promissory Note and Pledge shall be in writing and shall be given to the respective addresses or telecopy numbers set forth below:


if to the Investor, to the address set forth on the signature page hereof;


if to the Company, to:      DeCrane Holdings Co.
                            2361 Rosecrans Avenue
                            Suite 180
                            El Segundo, CA 90245
                            Telefax: (310) 643-0746

if to the Agent, to:        DLJ Merchant Banking Partners II, L.P.
                            277 Park Avenue
                            New York, NY 10172
                            Attention: Thompson Dean
                            Telefax: (212) 892-7272

PROVIDED, that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this paragraph and telephonic confirmation of receipt thereof is obtained, (ii) if given by prepaid overnight courier, one business day after deposit with such courier or (iii) if given by United States certified or registered mail, postage prepaid, three business days after deposit with the United States postal service; PROVIDED that notice of change of address shall be effective only upon receipt.

     No failure or delay by the Agent in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Any provision of this Promissory Note and Pledge may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Investor, the Company and the Agent. The provisions of this Promissory Note and Pledge shall be binding upon the Investor and its successors, assigns, personal representatives, estate and heirs and shall inure to the benefit of the Company and its successors and assigns.

     This Promissory Note and Pledge shall be governed by and construed in accordance with the laws of the State of New York.

     Upon the repayment in full of the principal of and interest on the Loan, the security interest shall terminate and all rights to the Collateral shall revert to the Investor, and the Agent shall take all actions which may reasonably be requested by the Investor to reflect the termination of such security interest. In addition, in the case of a transfer of the Collateral permitted hereunder in which the proceeds are applied as provided herein, the security interest in the Collateral so transferred shall terminate and the Agent shall take all actions which may reasonably be requested by the Investor to reflect the termination of such security interest.

     This Promissory Note and Pledge constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.


                                        By:
                                           ------------------------------
                                           Name:

                                           Address:

                                           Fax:


Agreed and Acknowledged:

                                        DECRANE HOLDINGS CO.

                                        By:
                                           ------------------------------
                                           Name:

                                           Title:


                                        DLJ MERCHANT BANKING II, INC.

                                        By:
                                           ------------------------------
                                           Name:

                                           Title: